NASDAQ: ATRS | June 2021 Investor Presentation EX-99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: the Company’s ability to achieve the 2021 full-year revenue guidance; the uncertainty regarding the ongoing COVID-19 pandemic, including new strains of the virus, and the mitigation measures and other restrictions implemented in response to the same and the impact on demand for our products, new patients and prescriptions, future revenue, product supply, clinical trials and our overall business, operating results and financial condition; commercial success of XYOSTED® and future revenue from the same; market acceptance of Teva’s generic epinephrine auto-injector product and future revenue from the same; future prescriptions and sales of OTREXUP®; successful commercialization of NOCDURNA® in the U.S. and market acceptance and future revenue from the same; whether the FDA will withdraw marketing approval for AMAG Pharmaceuticals’ Makena® subcutaneous auto injector following the FDA letter seeking withdrawal, whether AMAG will be granted an appeal hearing and if granted, whether Makena® will be successful and future prescriptions, market acceptance and revenue from the same; Teva’s ability to successfully commercialize VIBEX® Sumatriptan Injection USP and the amount of revenue from the same; Teva’s ability to successfully commercialize generic teriparatide in Europe, Canada and Israel and future revenue from the same, successful development including the timing and results of the Phase 3 clinical trial of the drug device combination product for selatogrel with Idorsia Pharmaceuticals and FDA and global regulatory approvals and future revenue from the same; FDA approval of Teva’s ANDAs for both generic Forteo® and generic Byetta® and future revenue from the same; the timing and results of the Company’s or its partners’ research projects or clinical trials of product candidates in development including the Company’s endocrinology and urology assets in development as well as Pfizer’s undisclosed development product; actions by the FDA or other regulatory agencies with respect to the Company’s products or product candidates of its partners; continued growth in product, development, licensing and royalty revenue; the Company’s ability to meet loan extension and interest only payment milestones and the ability to repay the debt obligation to Hercules Capital; the Company’s ability to obtain financial and other resources for its research, development, clinical, and commercial activities and other statements regarding matters that are not historical facts, and involve predictions. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. In some cases you can identify forward-looking statements by terminology such as ''may'', ''will'', ''should'', ''would'', ''expect'', ''intend'', ''plan'', ''anticipate'', ''believe'', ''estimate'', ''predict'', ''potential'', ''seem'', ''seek'', ''future'', ''continue'', or ''appear'' or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 10-K, and in the Company's other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.   ©2021 Copyright Antares Pharma, Inc. All Rights Reserved.

Leverage pharmaceutical and medical device expertise to develop innovative products that address needs in underserved therapeutic areas Investment Highlights Diversified revenue provides opportunities for continued growth Commercial XYOSTED®, OTREXUP® and NOCDURNA® Commercial Generic EpiPen®, Generic Forsteo® (ROW), Sumatriptan and Makena® Development Teva (Generic Forteo® (US) and Byetta®), Idorsia Pharmaceuticals (selatogrel) and Pfizer (undisclosed) 2020 revenue of $149.6M (+21% vs. 2019) 2021 revenue guidance of $175-200M (+17-34% vs. 2020) Gross margin at 61% in 1Q 2021 as proprietary products represent 45% of total revenue Strong balance sheet with $55.7 million in cash and cash equivalents as of March 31, 2021 Generated $21.3M cash from operations for twelve-months ended December 31, 2020 Multiple opportunities for future value creation Partner Business Development ATRS-1901 & ATRS-1902 Proprietary Products

Long-Term Growth Strategy Expand Partnership Opportunities A leader in self-administered injection technology Support life-cycle management solutions Disciplined Capital Allocation Corporate development In-licensing opportunities Enhance Proprietary Portfolio Support research and development Leverage salesforce Strong Financials Drive operational efficiency Increase margin profile and EPS

Rapidly Growing and Diversified Revenue Mix Proprietary Products Partner Products Development Royalty

Proprietary Products (desmopressin acetate) sublingual tablet

Patient-Centric Innovation Drives Strategy Targeting two therapeutic areas with significant market opportunities UROLOGY & ENDOCRINOLOGY Focus on patient populations with high unmet needs Target addressable physician audiences for efficient commercialization Identify and develop innovative, differentiated assets Leverage integrated capabilities

XYOSTED

antares

XYOSTED®

(testosterone enanthate) for injection

- Innovative self-delivery of testosterone (T) replacement therapy for **at-home use**
  - **T levels maintained** for as long as the patient remains on therapy*
  - Convenient, **once-a-week** dosing
  - Virtually **painless subcutaneous injection**
- **~75%** of all commercial lives covered
- **16** Orange Book listed patents through year 2038

	Once Weekly	Painless	Steady PK	Low Risk of Transfer
XYOSTED® (testosterone enanthate) injection	✓	✓	✓	✓
Intramuscular Injection	✗	✗	✗	✓
Topical Gels	✗	✓	✓	✗

*Studied for 52 weeks when taken every week, as directed. Achieving desired blood levels may require dose adjustments at Week 7 based upon Week 6 blood levels. Some patients fell below minimum level of 300 ng/dL despite dose adjustments.

8

Please see Prescribing Information including important safety information and boxed warning.

Testosterone Market Once Weekly Painless Efficacious Steady PK No Risk of Transfer IQVIA Data

XYOSTED® Quarterly TRx Growth ~262,000 XYOSTED TRx’s (as of May 1, 2021) Written by ~8,500 different physicians (as of May 1, 2021) 1Q 2021 TRx’s increased ~3% sequentially 49,802 38,274 27,702 19,183 11,001 4,003 IQVIA Calculated Packaged Units 33,164 43,997 51,073

XYOSTED® Broad Utilization Across Specialties 1Q 2021 IQVIA Data

Focused Sales Effort to Optimize Current Portfolio


Mexico

National Footprint

- Branded TRT and RA/MTX market
- Cover ~90% of the TRT prescribers in the top 3 deciles
- Every territory has 120-150 top decile prescriber
- ~95% of OTREXUP® volume is covered

- Highly tenured sales team with ~15-20 years of experience
  - 79 SARs, 10 RSMs, NSD (90 FTE)
  - Flexible 'virtual' team (6 PSR's) patient services/tele detailing
- Promotional allocation: 65/20/15 = XYOSTED®/NOCDURNA®/OTREXUP®
- Target universe: ~12,500 Urology, Endocrinology, Rheumatology, PCP (select)

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FDA-approved, on market vasopressin analog indicated for the treatment of nocturia due to nocturnal polyuria in adults who awaken at least two times a night to void First and only sublingual tablet that targets the kidneys Short-acting desmopressin is underutilized due to poor disease state and product awareness Nocturia affects ~40 million adults in U.S. 50-70% prescriber alignment overlap between NOCDURNA® and XYOSTED® ~80% commercial coverage at Tier 3 PA/SE or better In-Licensed: NOCDURNA® (desmopressin acetate)

NOCDURNA® Works Quickly

- A sublingual tablet that dissolves rapidly[1]
- Administered without water[1]
- Onset action occurs within 30 minutes[1]
- Therapeutic effect as early as the first night[1]
- 2.8 HOURS — Elimination from the body starts quickly, within a half-life of 2.8 hours[1]
- Antidiuretic effect lasts 6 hours[1]
- Sublingual tablet formulation does not undergo first-pass hepatic metabolism[1]

NOCDURNA® reduced nighttime voids by nearly half[1]


52%
43%
WOMEN
(N=118)
MEN
(N=102)

References: 1. NOCDURNA [package insert]. Parsippany, NJ: Ferring Pharmaceuticals Inc. 2. Aditya S et al. Int J Appl Basic Med Res. 2012;2(2):77-83
Please see Prescribing Information including important safety information and boxed warning.

June 2021 14

ATRS-1901 Urology Asset Antares Assets in Development ATRS-1902: Endocrinology Asset Completed Pre-IND meeting with FDA Expected IND filing in 1H 2021 ATRS-1901: Urology Asset Completed Pre-IND meeting with FDA Expected IND filing in 2H 2021

Partner Business

Deep Device Knowledge Drug/Device Combination Product Partner Extensive Regulatory Expertise and Success Tailored Durable Asset Development PHARMACEUTICAL TECHNOLOGY PARTNER Partner Business Revenue (in millions)

Commercial Experience Teva’s Generic EpiPen FDA-approved as therapeutically equivalent to Mylan’s EpiPen® and fully substitutable at the pharmacy Antares receives cost plus margin on all devices sold to Teva plus mid-to-high, single-digit royalties on net sales EpiPen, Jr. launched in August 2019 Teva garnered ~53% share of EpiPen market in 1Q 2021

Generic EpiPen® Quarterly TRx Prescription Trends Bloomberg/Symphony Health Solutions

Teva launched ROW 11 European countries Israel and Canada Forteo® 2020 revenue $510 million in U.S. $536 million in ROW by Lilly Attractive economics to ATRS Supply devices at reasonable margin Royalties escalating to mid-teens Potential FDA approval Expect six-month exclusivity Expect fully substitutable at pharmacy : Generic Forteo® (teriparatide)

Global Development Agreement with Idorsia Pharmaceuticals for selatogrel, a New Chemical Entity, with the QuickShot auto injector selatogrel Selatogrel is a fast acting and highly selective P2Y12 receptor antagonist intended for the treatment of suspected Acute Myocardial Infarction (AMI) Phase 2 data demonstrated that subcutaneous administration of selatogrel resulted in a potent and rapid platelet inhibition effect Idorsia successfully completed clinical bridging study to be followed by a global Phase 3 expected to commence in 1H 2021 Special Protocol Assessment Granted fast track designation

Myocardial Infarction Market Opportunity

~8.4 million Americans*
have survived a Myocardial Infarction (MI)

- ~800,000 occurrences of new or recurrent MI[1] annually
- 600,000 have a first MI + 200,000 have a recurrent MI



Product Justification

- Onset of action of all oral $P2Y_{12}$ inhibitors may be delayed by >6 hours in the setting of acute myocardial infarction (AMI)
- Currently, the only non-oral $P2Y_{12}$ inhibitor available is Cangrelor, which is administered IV in patients undergoing PCI
- Need for a $P2Y_{12}$ inhibitor that achieves consistently fast and effective platelet inhibition in AMI

Mozaffarian D et al. Circulation 2016
* American Heart Association

June 2021 22

Diversified Product Portfolio

Targeted investments designed to fuel growth through 2025 and beyond antares pharma

PRODUCT	MOLECULE	COMPANY	PRECLINICAL	CLINICAL	FILED	APPROVED	MARKETED
XYOSTED®	Testosterone	antares	■	■	■	■	■
OXTREXUP®	Methotrexate	antares	■	■	■	■	■
NOCDURNA®	Desmopressin Acetate	antares	■	■	■	■	■
SUMATRIPTAN	Sumatriptan	teva	■	■	■	■	■
EPINEPHRINE	Epinephrine	teva	■	■	■	■	■
MAKENA®	Hydroxyprogesterone	amag	■	■	■	■	■
TERIPARATIDE (ROW)	Teriparatide	teva	■	■	■	■	■
TERIPARATIDE (US)	Teriparatide	teva	■	■	■		
EXENATIDE	Exenatide	teva	■	■	■		
SELATOGREL	P2Y12 Receptor Antagonist	idorsia	■	■			
UNDISCLOSED	Undisclosed	Pfizer	■	■			
ATRS-1901	Undisclosed	antares	■				
ATRS-1902	Undisclosed	antares	■				

June 2021 23

+17-34% vs. 2020

1Q 2021 Income Statement Summary

Antares Pharma: Value Proposition Diverse portfolio of commercialized products   Multiple growth drivers Continued XYOSTED® prescription growth Continued generic EpiPen® prescription growth Relaunch of NOCDURNA® Potential FDA approval and U.S. launch of Teva’s generic teriparatide and exenatide Pfizer development program Idorsia’s selatogrel rescue pen development program   R&D portfolio Endocrinology asset Urology asset   Disciplined capital allocation Invest to diversify portfolio   Expanding operational capabilities

Thank You!